Quarterly Holdings Report
for
Fidelity® International High Dividend ETF
July 31, 2024
IHD-NPRT3-0924
1.9885309.106
Common Stocks - 99.4%
	Shares	Value ($)
Australia - 10.3%
ANZ Group Holdings Ltd.	76,640	1,453,834
BHP Group Ltd.	63,585	1,756,339
Brambles Ltd.	16,754	170,232
Glencore PLC	395,254	2,182,026
IGO Ltd.	252,035	913,413
Sonic Healthcare Ltd.	13,408	242,175
Wesfarmers Ltd.	5,626	270,574
Westpac Banking Corp.	87,326	1,699,312
Woodside Energy Group Ltd.	77,158	1,390,603
TOTAL AUSTRALIA		10,078,508
Austria - 1.8%
OMV AG	41,083	1,720,444
Brazil - 1.4%
Yara International ASA	47,208	1,342,694
Canada - 16.1%
Bank of Nova Scotia	21,811	1,017,884
BCE, Inc.	52,220	1,760,386
Canadian Imperial Bank of Commerce	21,019	1,086,363
Canadian National Railway Co.	4,341	502,242
Canadian Tire Ltd. Class A (non-vtg.)	1,369	140,502
Emera, Inc.	55,619	2,006,624
Enbridge, Inc.	60,421	2,259,910
Nutrien Ltd.	34,896	1,788,690
Royal Bank of Canada	14,631	1,633,987
The Toronto-Dominion Bank	21,493	1,268,467
Thomson Reuters Corp.	2,595	420,306
Tourmaline Oil Corp.	42,840	1,883,912
TOTAL CANADA		15,769,273
China - 0.2%
Wilmar International Ltd.	65,600	155,957
Denmark - 1.4%
A.P. Moller - Maersk A/S Series B	241	399,459
Novo Nordisk A/S Series B	7,166	947,721
Svitzer A/S	480	18,394
TOTAL DENMARK		1,365,574
Finland - 3.4%
Kesko Oyj	6,170	111,499
Kone OYJ (B Shares)	9,096	464,186
Nokia Corp.	36,366	142,492
Nordea Bank Abp	110,676	1,296,500
Sampo Oyj (A Shares)	29,374	1,286,363
TOTAL FINLAND		3,301,040
France - 9.5%
BNP Paribas SA	21,133	1,451,205
Bouygues SA	11,923	412,086
Capgemini SA	678	134,701
Compagnie Generale des Etablissements Michelin SCA Series B	7,875	311,888
Engie SA	167,898	2,641,662
EssilorLuxottica SA	969	221,979
LVMH Moet Hennessy Louis Vuitton SE	785	554,690
Rexel SA	16,222	412,866
TotalEnergies SE	38,941	2,632,786
VINCI SA	4,850	554,208
TOTAL FRANCE		9,328,071
Germany - 3.4%
BASF AG	37,080	1,729,356
Bayer AG	4,544	135,195
Bayerische Motoren Werke AG (BMW)	2,730	253,524
DHL Group	17,375	775,561
Infineon Technologies AG	4,635	160,748
Mercedes-Benz Group AG (Germany)	4,747	314,162
TOTAL GERMANY		3,368,546
Hong Kong - 2.9%
ASMPT Ltd.	29,600	308,807
Hong Kong & China Gas Co. Ltd.	3,175,000	2,588,934
TOTAL HONG KONG		2,897,741
Italy - 4.5%
Enel SpA	415,450	2,964,388
Mediobanca SpA	91,075	1,477,791
TOTAL ITALY		4,442,179
Japan - 16.6%
Astellas Pharma, Inc.	26,700	310,104
Canon, Inc.	8,900	280,498
Isuzu Motors Ltd.	21,300	292,687
Japan Tobacco, Inc.	10,700	315,325
Kawasaki Kisen Kaisha Ltd.	34,200	531,889
Mitsubishi Corp.	42,600	890,166
Mitsui & Co. Ltd.	34,200	802,379
Mitsui OSK Lines Ltd.	15,200	486,125
Mizuho Financial Group, Inc.	67,500	1,546,856
Nippon Steel Corp.	82,100	1,789,765
Nippon Yusen KK	16,300	530,730
Niterra Co. Ltd.	10,600	318,437
Sekisui House Ltd.	13,800	346,697
SoftBank Corp.	227,600	2,972,444
Sumco Corp.	14,100	233,672
Sumitomo Mitsui Financial Group, Inc.	25,800	1,871,640
Sumitomo Mitsui Trust Holdings, Inc.	53,300	1,360,663
Takeda Pharmaceutical Co. Ltd.	12,200	348,826
Tokyo Electron Ltd.	1,700	350,485
Toyota Motor Corp.	39,135	767,042
TOTAL JAPAN		16,346,430
Netherlands - 2.2%
ABN AMRO Bank NV GDR (Bearer) (a)	81,567	1,422,369
ASML Holding NV (Netherlands)	648	596,371
Koninklijke Ahold Delhaize NV	5,138	165,572
TOTAL NETHERLANDS		2,184,312
Norway - 3.5%
Equinor ASA	67,311	1,785,193
Mowi ASA	6,839	115,208
Norsk Hydro ASA	269,993	1,491,388
TOTAL NORWAY		3,391,789
Singapore - 1.9%
Oversea-Chinese Banking Corp. Ltd.	171,000	1,898,438
Spain - 4.5%
Banco Bilbao Vizcaya Argentaria SA	150,295	1,578,202
Telefonica SA	638,483	2,887,281
TOTAL SPAIN		4,465,483
Sweden - 2.2%
Svenska Handelsbanken AB (A Shares)	114,127	1,152,174
Telefonaktiebolaget LM Ericsson (B Shares)	23,427	160,135
Volvo AB (B Shares)	31,917	813,887
TOTAL SWEDEN		2,126,196
Switzerland - 2.7%
Kuehne & Nagel International AG	1,591	492,528
Novartis AG	4,901	548,867
Zurich Insurance Group Ltd.	2,987	1,639,669
TOTAL SWITZERLAND		2,681,064
United Kingdom - 9.1%
AstraZeneca PLC (United Kingdom)	3,700	587,785
BAE Systems PLC	39,171	652,562
British American Tobacco PLC (United Kingdom)	8,747	308,403
CK Hutchison Holdings Ltd.	47,000	246,672
DCC PLC (United Kingdom)	6,338	436,349
HSBC Holdings PLC (United Kingdom)	235,665	2,131,007
Imperial Brands PLC	8,846	243,607
Schroders PLC	214,633	1,082,892
Taylor Wimpey PLC	225,535	461,619
Vodafone Group PLC	3,000,267	2,791,615
TOTAL UNITED KINGDOM		8,942,511
United States of America - 1.8%
GSK PLC	12,101	235,012
Nestle SA (Reg. S)	3,901	395,041
Roche Holding AG (participation certificate)	1,755	569,814
Sanofi SA	3,046	314,215
Stellantis NV (Italy)	13,971	232,878
TOTAL UNITED STATES OF AMERICA		1,746,960
TOTAL COMMON STOCKS (Cost $95,997,835)		97,553,210

Money Market Funds - 0.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b) (Cost $84,603)	84,586	84,603

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $96,082,438)	97,637,813
NET OTHER ASSETS (LIABILITIES) - 0.5% (c)	527,489
NET ASSETS - 100.0%	98,165,302

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	5	Sep 2024	597,425	8,479	8,479

The notional amount of futures purchased as a percentage of Net Assets is 0.6%

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,422,369 or 1.4% of net assets.

(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Includes $37,840 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	30,635	8,539,740	8,485,792	5,387	20	-	84,603	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	2,024,860	4,959,704	6,984,564	12,175	-	-	-	0.0%
Total	2,055,495	13,499,444	15,470,356	17,562	20	-	84,603

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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